UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C 20549

                           FORM 8-K

                  Current Report Pursuant to
                     Section 13 or 15(d) of
             the Securities Exchange Act of 1934
  Date of Report (Date of earliest event reported)     April 19, 1996

                  First Entertainment, Inc.
   (Exact name of registrant as specified in its charter.)
        Colorado                 0-15435           84-0974303
(State or other jurisdiction of  (Commission      (I.R.S. Employer
incorporated or organization)                     File No.)
Identification No.)

                 1380 Lawrence Street, Suite 1400
                     Denver, Colorado 80204
      (Address of principal executive offices zip code)
                         (303) 592-1235
     (Registrant's telephone number, including area code)
                            FORM 8-K
                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
                 of the Securities Act of 1934

Item 1. Changes in Control of Registrant.
         See Item 5

Item 2. Acquisition or Disposition of Assets.
         See Item 5

Item 3. Bankruptcy or Receivership.
         Not Applicable

Item 4. Changes in Registrant's Certifying Accountant
         Not Applicable

Item 5. Other Events
The Registrant has acquired certain assets from Balzac, Inc. ("Balzac"), a private company which manufactures and distributes toys, including a product line of toy balls. These assets consist of inventory and contract rights. These rights consist of the following: 1.Atlanta Distributorship for the Olympics; 2. Jason Carson Employment Agreement; 3. Interest in the Joseph Gabriel Secrets of Magic; 4. Distributor of Balzac, Inc. in Japan (Per Mitsui Agreement); 5. The World of Balzac animated TV show, as presently covered by the Second City Agreement; and, 6. Five additional Balzac venues, the locations to be determined by Balzac over the next 18 months.

In exchange for the inventory and the above-mentioned rights, The Registrant has issued 1,100,000 shares of the Registrant's restricted Common Stock. Further, in consideration of the acquisition, the Registrant agreed to grant: a stock option to Balzac to purchase 750,000 common shares of the Registrant at a price of $11.00, exercisable for a period of five years from the date of grant; and, a stock option to Balzac to purchase 750,000 common shares of the Registrant at a price of $19.00, exercisable for a period of five years from the date of the grant. In addition, the Registrant and Balzac agreed to negotiate additional stock options for Balzac to purchase 750,000 common shares of the Registrant at a price of $28.00 and to purchase 750,000 common shares of the Registrant at a price of $38.00, at such time and upon such terms and conditions as the parties may mutually agree. Registrant agreed that it will not enter into any agreement, including but not limited to the dilution of its common shares, or any other action that may materially affect the common shares of the Registrant without first odtaining the written consent of Balzac, which consent shall not be unreasonable withheld.
If and whenever additional common shares shall be issued by the Registrant, then the number of common shares subject to the options herein shall be proportionately adjusted so that Balzac's relative position in the Registrant will not be diluted. finally, as a part of this Agreement, Balzac shall have the right to name two persons to the Registrant's Board of Directors as long as Balzac owns any common sharesin the Registrant. In addition, the Company acquired an exclusive license agreement for the sale of Balzac products in Australia for $800,000. The $800,000 is payable over five years based upon a formula of 60% of net profits from the sale of Balzac products.

Item 6. Resignation of Registant's Directors.
As a part of the Agreement discussed herein, Mr Harvey
Rosenburg has tendered his resignation from the Board of Directors. A copy of his resignation is attached hereto.
As of the date of this filing, the vacancy has not been filled.
Further, Balzac has not named any Director to the Registrant's
Board of Directors.

Item 7. Financial Statements, Pro Forma Financial Information and
Exhibits.
The following table represents the Balance Sheet of the Registrant as of December 31, 1995 as if the acquistions described in item 5 had occured on December 31, 1995.

Proforma Balance Sheet
Post Balance Sheet Acquisitions
             Balances Per  Acquisition              BALZAC
             10-KSB     Radio Station   Inventory   Rights   Australia
                            Property
Assets
Cash               $71,488
Trade accts.
Rec.                89,203
Acct. Rec
Other              145,778
Acct. Rec.
Related            100,000
Inventory           22,234                1,000,000
Other
Current
Asset               18,911
                   -------
Total
Current
Assets             447,614
Property
and
Equipment        2,553,990    425,000
Accum.
Deprn           (2,162,103)
Invest-
ments                    0
License
and
Goodwill
(net)              892,441
Other
Intangibles              0                            600,000  800,000
Other Non-
Current
Asset                  956
          ----------------------------------------------------------
Total
Asset           $1,732,898   $425,000   $1,000,000   $600,000 $800,000
                ======================================================
Liabil-
ities and
Stock-
holder's
Equity
Notes
Payable
and
Current
Portion
of LTD            $923,048   $150,000
Notes
Payable,
Related
Party               13,167
Accounts
Payable             63,268
Accured
Interest           325,185
Accured
Liabil-
ities              122,830
Accured
Liabil-
ities
Related
Parties                  0
Net
Liabil-
ities
of Dis-
continued
Operations         297,565
                ----------
Total
Current
Liabil-
ities            1,745,063
Long
Term Dept           54,281                 800,000
                 ---------
Total
Liabil-
ites             1,799,344      150,000                     0  800,000
Treasury
stock             (484,824)
               ------------
Total
Stockholders
Equity
(Deficit)          (66,446)     275,000   1,000,000   600,000
              ----------------------------------------------------------
                $1,732,898     $415,000  $1,000,000  $600,000 $800,000

                            Indian            Proforma Balance
                            Japan                  12/31/95
Assets
Cash                                                    $71,488
Trade Accounts Rec.                                      89,203
Trade Rec. Other                                        145,778
Acct. Rec. Related                                      100,000
Inventory                                             1,022,234
Other Current Assets                                     18,911
Total Current Assets                                    447,614
Property and Equipment                                2,978,990
Accum Deprn.                                         (2,162,103)
Investments                                                   0
License and Goodwill                                    892,441
Other Intangibles               300,000               1,700,000
Other Noncurrent Assets                                     956
                               -------------------------------
TotaLiabilities and
Stockholders Equity
Notes Payable and
Current Portion of LTD                               $1,073,048
Notes Payable, Related
Party                                                    13,167
Accounts Payable                                         63,268
Accrued Interest                                        325,185
Accrued Liabilities                                     122,830
Accrued Liabilities
Related Parties                                               0
Net Liabilities of
Discontinued Operations                                 297,565
Total Current Liabiliti                               1,895,063
Long Term Debt                                          854,281
Total Liabilities                                     2,749,344
Preferred Stock                    300                      817
Common Stock                                             29,852
APIC                           299,700               13,393,321
Retained Earnings                                   (10,567,547)
Defered Compensation                                   (263,065)
Treasury Stock                                         (484,824)
                                                     -----------
Total Stockholders
Equity (Deficit)               300,000                2,108,554
                           ------------------------------------
Total Liab. and
Stockholders Equity           $300,000               $4,557,898
                            ====================================

Item 8. Change in Fiscal Year.
             Not Applicable

                            SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly autorized.

     FIRST ENTERTAINMENT, INC.
                                           By:A.B. Goldberg
                                              A.B. Goldberg President
Dated: April 19, 1996
</TEXT